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                                                                   EXHIBIT 10.17


                               PROMISSORY NOTE


$73,500,000.00                                                   January 4, 1996

         1. FOR VALUE RECEIVED, FORT AUSTIN LIMITED PARTNERSHIP, a Texas limited partnership ("BORROWER"), promises to pay to the order of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("LENDER"), the sum of SEVENTY-THREE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($73,500,000.00), or so much thereof as shall be advanced by Lender from time to time on the loan (the "LOAN") which is evidenced hereby and governed by that Loan Agreement of even date herewith between Lender and Borrower (the "LOAN AGREEMENT"), with interest on the unpaid balance of such amount from the date of the initial disbursement hereunder (the "INITIAL DISBURSEMENT") at the rate or rates of interest specified in the Loan Agreement.

                 The Loan is further evidenced by that Promissory Note dated as of April 1, 1992, in the stated principal amount of $24,000,000, executed by Borrower, bearing interest and being payable to the order of Lender, as modified by First Modification Agreement dated May 27, 1993, among Borrower, Lender and American Retirement Corporation ("ARC"), as endorsed payable to the order of GENEL Company, Inc. ("GENEL"), as further modified by Second Renewal, Extension and Modification Agreement dated June 14, 1994 among Borrower, GENEL and ARC, as further modified by Third Renewal, Extension and Modification Agreement dated October 31, 1994 among ARC, ARC Fort Austin Properties, Inc., a Tennessee corporation, and Fort Austin Associates Limited Partnership, a Texas limited partnership (collectively, "GUARANTORS"), Borrower and GENEL, as endorsed payable to the order of Lender, and as further modified by Fourth Renewal, Extension and Modification Agreement of even date herewith among Borrower, Lender and Guarantors (as modified, the "OTHER NOTE"). This Note and the Other Note are secured by those Deeds of Trust and Security Agreements and that Open-End Mortgage and Security Agreement (collectively the "MORTGAGE") on real property and improvements known as the Santa Catalina Retirement Community located in the City of Tucson, Pima County, Arizona ("SANTA CATALINA"), the Summit at Westlake Retirement Community in the City of Austin, Travis County, Texas ("SUMMIT"), the Broadway Plaza at Cityview Retirement Community in the City of Fort Worth, Tarrant County, Texas ("BROADWAY"), the Parkplace Retirement Community in the City of Denver, Denver County, Colorado ("PARKPLACE"), the Westlake Village Retirement Community in the City of Cleveland, Cuyahoga County, Ohio ("WESTLAKE"), and The Hampton at Post Oak Road Retirement Community in the City of Houston, Harris County, Texas ("HAMPTON") and described therein (collectively, the "MORTGAGED PROPERTY") and by other security given or to be given to Lender as collateral for the Loan. All other documents or instruments executed to evidence, secure or otherwise in connection with the Loan are collectively referred to herein as the "OTHER SECURITY DOCUMENTS."

                 To the extent of payments against the principal balance from applications in lieu of impounds for taxes and assessments and in lieu of reserves for Capital Expenditures (as defined

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in the Loan Agreement), the Loan shall be a "revolving line of credit"; that is, portions of the principal sum of this Note may be advanced, repaid, and readvanced. The books and records of Lender shall be prima facie evidence of all sums due Lender under this Note and the Other Security Documents.

         2. PAYMENTS. Interest shall accrue on this Note and interest and principal shall be payable on this Note as provided in the Loan Agreement. The entire principal amount of this Note, together with all accrued but unpaid interest thereon, any and all unpaid late charges and interest due at the Default Rate (as defined in the Loan Agreement), and all other amounts owing under this Note, the Other Note, and the Other Security Documents (the "MATURITY OBLIGATIONS") shall be due and payable to Lender on December 31, 2002 (the "MATURITY DATE").

         3. PAYMENTS; APPLICATION. All payments due under this Note are payable at P.O. Box 102771, Atlanta, Georgia 30368-0771 or at such other place as Lender or other holder hereof shall notify Borrower in writing.

         4. DEFAULT. If Borrower fails to pay any installment of interest or any principal on this Note or on the Other Note for five (5) days after the same shall become due or upon the happening of any "Event of Default" as defined in the Mortgage or any of the Other Security Documents, then and in any such event Lender may at its option declare the entire unpaid balance of this Note, together with interest accrued hereon, to be immediately due and payable and Lender may proceed to exercise any rights or remedies that it may have under the Mortgage, under the Other Security Documents, under this Note or under any other agreement relating to the Loan or such other rights and remedies which Lender may have at law, equity or otherwise. In the event of such acceleration, Borrower may discharge its obligations to Lender by paying the Maturity Obligations, with interest at the Default Rate accruing from the date such acceleration is declared, plus any applicable prepayment premium provided for in the Loan Agreement, or if no prepayment is then permitted, a prepayment premium equal to five percent (5%) of the unpaid balance of the Loan.

         5. COSTS OF COLLECTION. If this Note is turned over to an attorney at law for collection after default, in addition to the Maturity Obligations, Lender shall be entitled to collect all costs of collection, including but not limited to attorneys' fees incurred in connection with protection of or realization of collateral or in connection with any of Lender's collection efforts, whether or not suit on this Note or any foreclosure proceeding is filed, and all such costs and expenses shall be payable on demand and shall also be secured by the Mortgage and the Other Security Documents.

         6. NO WAIVER. No failure on the part of Lender or other holder hereof to exercise any right or remedy hereunder, whether before or after the happening of a default, shall constitute a waiver thereof, and no waiver of any past default shall constitute waiver of any future default or of any other default. No failure to accelerate the debt evidenced hereby by reason of default hereunder, or acceptance of a past-due installment, or indulgence granted from time to time shall be construed to be a waiver of the right to insist upon prompt payment thereafter or to impose late





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charges retroactively or prospectively, or shall be deemed to be a novation of this Note or as a reinstatement of the debt evidenced hereby or as a waiver of such right of acceleration or any other right, or be construed so as to preclude the exercise of any right which Lender may have, whether by the laws of the State of Texas, by agreement, or otherwise; and Borrower and each endorser or guarantor hereby expressly waives the benefit of any statute or rule of law or equity which would produce a result contrary to or in conflict with the foregoing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom such agreement is sought to be enforced.

         7. WAIVERS. Borrower, for itself and its heirs, successors and assigns, and each endorser or guarantor of this Note, for its heirs, successors and assigns, hereby waives presentment, protest, demand, diligence, notice of dishonor and of nonpayment, and waives and renounces all rights to the benefits of any statute of limitations and any moratorium, appraisement, exemption or homestead right now provided or which may hereafter be provided by any federal or state statute, including but not limited to exemptions provided by or allowed under the Bankruptcy Reform Act of 1978, both as to itself personally and as to all of its or their property, whether real or personal, against the enforcement and collection of the obligations evidenced by this Note and any and all extensions, renewals and modifications hereof.

         8. JOINT AND SEVERAL. If Borrower consists of more than one (1) person, corporation or other entity, the obligations and liabilities of such persons, corporations or other entities under this Note and under the Mortgage and the Other Security Documents shall be joint and several, and the word "Borrower" shall mean all or some or any of them.

         9. USURY. It is the intention of the parties to conform strictly to applicable usury laws from time to time in force, and all agreements between Borrower and Lender, whether now existing or hereafter arising and whether oral or written, are hereby expressly limited so that in no contingency or event whatsoever, whether by acceleration of maturity hereof or otherwise, shall the amount paid or agreed to be paid to Lender or the holder hereof, or collected by Lender or such holder, for the use, forbearance or detention of the money to be loaned hereunder or otherwise, or for the payment or performance of any covenant or obligation contained herein or in the Mortgage or in any Other Security Documents, or in any other document evidencing, securing or pertaining to the indebtedness evidenced hereby, exceed the maximum amount permissible under applicable usury laws. If under any circumstances whatsoever fulfillment of any provisions hereof or of the Mortgage or any Other Security Documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed or permitted by law, including judicial determination, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if under any circumstances Lender or any other holder hereof shall ever receive any amount deemed interest by applicable law which would exceed interest at the highest lawful rate, such amount that would be excessive interest under applicable usury laws shall be applied to the reduction of the principal amount owing hereunder or to other indebtedness secured by the Mortgage and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal and other indebtedness, the excess shall be deemed to have been a payment made by mistake and shall be refunded to





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Borrower or to any other person making such payment on Borrower's behalf.  All sums paid or agreed to be paid to the holder hereof for the use, forbearance or detention of the indebtedness of Borrower evidenced hereby and outstanding from time to time shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread from the date of disbursement of the proceeds of this Note until payment in full of such indebtedness so that the actual rate of interest on account of such indebtedness is uniform through the term hereof. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between Lender and Borrower and any endorser or guarantor of this Note.

         10. LIMITATION OF LIABILITY. Borrower shall not be personally liable for the repayment of any of the principal of or interest due under this Note or for any deficiency judgment which Lender may obtain after foreclosure on its collateral after default by Borrower, provided, however, that Borrower and any general partner of Borrower shall not be exonerated or exculpated for any deficiency, loss or damage suffered by Lender as a result of the failure by Borrower to comply with any of the terms or conditions of the Mortgage or any of the Other Security Documents (other than the provisions relating to the payment of principal, interest or late charges), including but not limited to losses resulting from: (a) Borrower's failure to perform its obligation to properly account to Lender as mortgagee for any proceeds of insurance or condemnation proceeds as required by the Mortgage; (b) Borrower's failure to comply with provisions of the Mortgage prohibiting the sale or further encumbering of the collateral; (c) Borrower's attempt to interfere with Lender's rights under the Assignments of Rents and Leases (collectively the "ASSIGNMENT OF RENTS AND LEASES") from Borrower to Lender, or any other assignment of rents granted or any letter of credit issued in connection with the Loan; (d) Borrower's failure to apply proceeds of rents and other income of the collateral toward the costs of maintenance and operation of the Mortgaged Property and to the payment of taxes, lien claims, insurance premiums and debt service and other indebtedness to the extent that the Mortgage or Other Security Documents require such rents and income to be so applied; (e) Borrower's entering into or modifying leases in violation of the provisions of the Mortgage or the Assignment of Rents and Leases; (f) Borrower's collection of rentals for periods of more than one month in advance under leases of the Mortgaged Property; (g) the receipt by Borrower of monies in connection with the modification of any existing or future lease or the entering into of a new lease in violation of the applicable provisions of the Mortgage or the Assignment of Rents and Leases; (h) damage or destruction to the Mortgaged Property, including its electrical, plumbing, heating or air-conditioning systems or its elevators, except as a result of casualty; (i) Borrower's failure to pay for any loss, liability, damage, cost or expense (including attorneys' fees) incurred by Lender in connection with any order, consent decree, settlement, judgment or verdict arising from the deposit, storage, disposal, burial, dumping, injecting, spilling, leaking, or other placement or release in, on or from the Mortgaged Property of asbestos or a "hazardous substance" as defined in 42 U.S.C. Section 9601, et seq., as amended from time to time, or any other toxic or hazardous waste or waste products; (j) Borrower's failure to pay for any loss, liability or expense (including attorney's fees) incurred by Lender arising out of any claim or allegation made by Borrower, its successors or assigns, or any creditor of Borrower, that this Note or the transactions contemplated hereby establish a joint venture or partnership arrangement between Borrower and Lender; (k) any failure on the part of Borrower to comply with any local, state or





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federal laws or regulations governing the operation of the Mortgaged Property as nursing homes and personal care facilities, including but not limited to the requirements of the Texas Department of Health, the Texas Department of Human Services, and the Arizona Department of Health Services, the Ohio Department of Health, the Ohio Department on Aging, the State of Ohio Fire Marshall/local fire department, Colorado Department of Public Health and Environment, the Colorado Department of Healthcare Policy and Financing, or the United States Department of Health and Human Services, and any requirements under Medicare (Title XVIII of the Social Security Act of 1965) or Medicaid (Title XIX of the Social Security Act of 1965); (l) any liability for professional malpractice or negligence relating to the operation of the Mortgaged Property; (m) any claim for brokerage commissions or finders' fees claimed by any broker or any other party in connection with the Loan or the Mortgaged Property, or (n) the failure of Borrower to account for all security deposits and other deposits received by Borrower under any leases of the Mortgaged Property, as required by the Assignment of Rents and Leases; and provided further, that the foregoing limitations on Borrower's personal liability with respect to principal and interest shall not impair the validity of the indebtedness secured by Lender's collateral, or the lien on or security interest in the collateral, or the right of Lender as mortgagee or secured party to foreclose and/or enforce the collateral after default by Borrower. In the event any party shall have guaranteed all or part of the Loan by separate written guaranty, none of the foregoing limitations on Borrower's personal liability for payment of principal and interest shall modify, diminish or discharge the personal liability of any such guarantor as set forth in any such written guaranty. None of the foregoing limitations on Borrower's personal liability shall modify, diminish or discharge the personal liability of Borrower or any individual under the Hazardous Substances Indemnity Agreement executed and delivered by Borrower and others of even date herewith or under any indemnification provisions of the Mortgage or any of the Other Security Documents. Nothing herein shall be deemed to be a waiver of any right which Lender may have under Sections 506(a), 506(b), 1111(b) or any other provision of the Bankruptcy Reform Act of 1978 to file a claim for the full amount of the debt owing to Lender by Borrower or to require that all collateral shall continue to secure all of the indebtedness owing to Lender in accordance with this Note, the Mortgage and the Other Security Documents.

         11. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS IN TEXAS. Borrower hereby submits to personal jurisdiction in the State of Texas for the enforcement of Borrower's obligations hereunder and under the Mortgage and the Other Security Documents, and waives any and all personal rights under the law of any other state to object to jurisdiction within the State of Texas for the purposes of litigation to enforce such obligation of Borrower. In the event such litigation is commenced, Borrower agrees that, in addition to any other manner provided by applicable law or court rule, service of process may be made and personal jurisdiction over Borrower obtained, by service of a copy of the summons, complaint and other pleadings required





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by applicable law to commence such litigation upon Borrower's appointed Agent for Service of Process in the State of Texas, which Agent Borrower hereby designates to be:

                                 CT Corporation
                               350 North St. Paul
                              Dallas, Texas 75201


         12. RENEWAL, EXTENSION AND INCREASE. The indebtedness evidenced by this Note is in renewal, extension and increase, but not in extinguishment, of the indebtedness evidenced by that Promissory Note, dated October 31, 1994, in the stated principal amount of $49,000,000, executed by Borrower, bearing interest and being payable to the order of GENEL as therein provided (the "EXISTING NOTE"). The terms of this Note supersede and replace the terms of the Existing Note.

         Executed as of the date first written above.

                                        FORT AUSTIN LIMITED PARTNERSHIP, a Texas limited partnership

                                        By:  ARC FORT AUSTIN PROPERTIES, INC.,
                                             a Tennessee corporation, General
                                             Partner



                                             By: /s/ W. E. Sheriff
                                                -------------------------------
                                                W. E. Sheriff, Chief Executive
                                                Officer





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